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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                   -----------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): January 14, 2000


                    INTEGRA LIFESCIENCES HOLDINGS CORPORATION
            ---------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                    0-26224                   51-0317849
(State or other jurisdiction        (Commission               (IRS Employer
      of incorporation)             File Number)            Identification No.)



       105 Morgan Lane
       Plainsboro, New Jersey                                    08536
----------------------------------------                       ----------
(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number,
including area code:  (609) 275-0500
                      --------------

                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 2. Acquisition or Disposition of Assets.

     On January 14, 2000, Clinical Neuro Systems LLC, a Delaware limited liability company (the "Purchaser") and an indirect wholly-owned subsidiary of Integra LifeSciences Holdings Corporation (the "Company"), acquired substantially all of the assets and assumed certain liabilities of Clinical Neuro Systems, Inc., a Delaware corporation ("CNS"), and acquired certain assets of Surgical Sales Corporation (trading as Connell Neurosurgical), a Pennsylvania corporation and an affiliate of CNS ("Connell Neurosurgical"). The acquisition was pursuant to an Asset Purchase Agreement (the "Purchase Agreement") dated as of January 14, 2000 among the Purchaser, CNS, Connell Neurosurgical and George
J. Connell, the sole stockholder of each of CNS and Connell Neurosurgical. CNS designs, manufactures and sells neurosurgical external ventricular drainage systems, including catheters and drainage bags, as well as cranial access kits (the "CNS Business"), and Connell Neurosurgical, among other things, distributes the products of the CNS Business.

     The purchase price pursuant to the Purchase Agreement was $6.804 million, comprised of $4.004 million in cash and a $2.8 million secured promissory note which is payable in two equal installments on January 15, 2001 and January 14, 2002 (the "Note"). Pursuant to a Security Agreement and a Collateral Assignment, the Purchaser pledged certain of its assets to CNS and George J. Connell to secure repayment of the Note. George J. Connell will provide consulting services to the Company for a period of one year.



                                      * * *


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ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

Historical financial statements of CNS and pro forma financial information are not included with this Report. Such financial information is not required because CNS does not qualify as a "significant subsidiary" for purposes of such disclosure under Rule 1-02(w) of Regulation S-X.


     (c) Exhibits.


Exhibit Number
(Referenced to
Item 601 of
Regulation S-K)               Description of Exhibit
---------------               ----------------------


2 Asset Purchase Agreement, dated as of January 14, 2000, among Clinical Neuro Systems Holdings LLC, Clinical Neuro Systems, Inc., Surgical Sales Corporation (trading as Connell Neurosurgical) and George J. Connell.*

10.1 Secured Promissory Note, dated January 14, 2000, from Clinical Neuro Systems Holdings LLC to Clinical Neuro Systems, Inc.

10.2 Security Agreement, dated as of January 14, 2000, among Clinical Neuro Systems Holdings LLC, Clinical Neuro Systems, Inc. and George J. Connell.

10.3 Collateral Assignment, dated as of January 14, 2000, from Clinical Neuro Systems Holdings LLC to Clinical Neuro Systems, Inc. and George J. Connell.

10.4 Subordinated Promissory Note, dated January 14, 2000, from Integra LifeSciences Corporation to Clinical Neuro Systems Holdings LLC.

10.5 Consulting Agreement, dated January 14, 2000, between Integra LifeSciences Corporation and George J. Connell.

99 Press Release of Integra LifeSciences Holdings Corporation dated January 18, 2000.

-------------
* Integra agrees to furnish supplementally a copy of any omitted schedules or attachments to the Commission upon request.



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Integra LifeSciences Holdings Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    INTEGRA LIFESCIENCES HOLDINGS CORPORATION



Date:  January 24, 2000            By:  /s/ Stuart M. Essig
                                         ------------------------------------
                                         Stuart M. Essig
                                         Chief Executive Officer


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                                INDEX OF EXHIBITS

Exhibit No.         Description of Exhibit
-----------         ----------------------

 2 Asset Purchase Agreement, dated as of January 14, 2000, among Clinical Neuro Systems Holdings LLC, Clinical Neuro Systems, Inc., Surgical Sales Corporation (trading as Connell Neurosurgical) and George J. Connell.*

 10.1 Secured Promissory Note, dated January 14, 2000, from Clinical Neuro Systems Holdings LLC to Clinical Neuro Systems, Inc.

 10.2 Security Agreement, dated as of January 14, 2000, among Clinical Neuro Systems Holdings LLC, Clinical Neuro Systems, Inc. and George J. Connell.

 10.3 Collateral Assignment, dated as of January 14, 2000, from Clinical Neuro Systems Holdings LLC to Clinical Neuro Systems, Inc. and George J. Connell.

 10.4 Subordinated Promissory Note, dated January 14, 2000, from Integra LifeSciences Corporation to Clinical Neuro Systems Holdings LLC.

 10.5 Consulting Agreement, dated January 14, 2000, between Integra LifeSciences Corporation and George J. Connell.

 99 Press Release of Integra LifeSciences Holdings Corporation dated January 18, 2000.

--------------------
* Integra agrees to furnish supplementally a copy of any omitted schedules or attachments to the Commission upon request.